AS FILED THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2023

Securities Act File No. 333-249652

Investment Company Act File No. 811-23611

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

|X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. __

[X]	Post-Effective Amendment No. 14

and/or

|X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]	Amendment No. 15

JAMES ALPHA FUNDS TRUST

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

515 Madison Avenue
New York, New York 10022

(Address of Principal Executive Office)

(646) 201-4042

(Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copy to:

Matthew DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600,

Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	On July 1, 2023 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
on [date] pursuant to paragraph (a)
75 days after filing pursuant to paragraph (a)(2)
on [date] pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment relates solely to the shares of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund and does not affect the prospectuses and statements of additional information of the Registrant’s other series of shares.

PROSPECTUS

DATED JULY 1, 2023

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
EASTERLY SNOW SMALL CAP VALUE FUND	1
EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND	7
ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS	15
PRINCIPAL INVESTMENT RISKS	17
PORTFOLIO HOLDINGS DISCLOSURE	24
MANAGEMENT OF THE FUNDS	24
PRICING OF FUND SHARES	25
CHOOSING A SHARE CLASS	26
HOW TO PURCHASE SHARES	31
HOW TO REDEEM SHARES	33
MARKET TIMING AND FREQUENT TRADING POLICY	36
DIVIDENDS AND DISTRIBUTIONS	37
TAX CONSEQUENCES	37
DISTRIBUTION OF SHARES	39
FINANCIAL HIGHLIGHTS	40
APPENDIX A	A-1

FUND SUMMARY: EASTERLY SNOW SMALL CAP VALUE FUND

Investment Objective:

The investment objective of the Easterly Snow Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in series of the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 26 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	None[1]	1.00%	None	None
Redemption Fee	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	None	None
Other Expenses	1.25%	1.25%	1.25%	1.25%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	2.45%	3.20%	2.20%	2.20%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.95)%	(0.95)%	(0.95)%	(1.20)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[2]	1.50%	2.25%	1.25%	1.00%
(1)	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”
(2)	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I, and Class R6 do not exceed 1.50%, 2.25%, 1.25%, and 1.00%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through June 30, 2024. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,209	$1,725	$3,133
Class C	$328	$898	$1,591	$3,438
Class I	$127	$597	$1,093	$2,460
Class R6	$102	$573	$1,070	$2,440
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If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,209	$1,725	$3,133
Class C	$228	$898	$1,591	$3,438
Class I	$127	$597	$1,093	$2,460
Class R6	$102	$573	$1,070	$2,440

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 38% of the average value of its portfolio.

Principal Investment Strategies:

To achieve its investment objective, under normal market conditions the Small Cap Value Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000 Value® Index (“small-cap companies”). As of February 28, 2023, the market capitalization range of companies in the Russell 2000 Value® Index was between $11.4 million and $6.67 billion. The Fund’s investments in equity securities may include common and preferred stocks, convertible securities, and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of small-cap companies.

In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets.

Easterly Investment Partners LLC (“Easterly” or the “Adviser”), the Fund’s investment adviser, selects equity securities for the Fund using a bottom-up approach that seeks to identify small-cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s portfolio typically consists of 40 to 60 equity securities that are weighted according to the Adviser’s projected return expectations. The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis of balance sheets and cash flow statements is centered on determining whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

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Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Small Capitalization Company Risk. Investing in small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small capitalization companies than for larger, more established companies. Some small capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Investment Focus Risk. To the extent the Fund invests a greater amount in any one sector or industry, such as the banking industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Risk of Investing in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value (“NAV”) of the shares and the listing exchange may halt trading of the ETF’s shares. If all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

Foreign Securities Risk. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

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Emerging Market Securities Risk. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding regulatory, disclosure, accounting, auditing, financial reporting and record keeping standards and therefore, material information related to an investment may not be available or reliable. Securities law and the taxation systems in emerging market countries may change quickly and unpredictably. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

4

Performance:

The Fund has adopted the performance of the Snow Capital Small Cap Value Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 5, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, 10 years and since inception of the Predecessor Fund compare with those of the Russell 2000® Value Total Return Index. The past performance of the Fund and Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for the periods ending on or prior to November 5, 2021 are those of the Class A, Class C, and Institutional Class shares of the Predecessor Fund. Class A, Class C, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Class C, and Class I shares of the Fund, respectively, after the close of business on November 5, 2021. Class A, Class C, and Class I shares’ returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A Shares has been restated to reflect the Fund’s applicable sales charge.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting https://www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q4 2020	43.01%
Worst Quarter:	Q1 2020	-39.67%

Class I performance year-to-date ended March 31, 2023: -0.11%

5

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2022)

	1 Year	5 Year	10 Year	Life of Class
Class I Shares
Return Before Taxes	-8.13%	6.18%	7.73%	None
Return After Taxes on Distributions	-8.14%	6.17%	7.28%	None
Return After Taxes on Distributions and Sale of Fund Shares	-4.82%	4.83%	6.13%	None
Class A Shares
Return Before Taxes	-13.64%	4.66%	6.82%	None
Class C Shares
Return Before Taxes	-9.95%	5.12%	6.66%	None
Class R6 Shares
Return Before Taxes	-8.13%	None	None	-8.32%[1]
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-14.48%	4.13%	8.48%
*	The Russell 2000® Value Total Return Index performance for the life of Class R6 shares is -15.28%.
(1)	Class R6 of the Fund commenced operations on November 4, 2021.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant period. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers:

The following individuals serve as the Fund’s day-to-day portfolio managers:

Joshua R. Schachter, CFA	Senior Portfolio Manager of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since its inception in 2010).
Philip J. Greenblatt, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2020).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND

Investment Objective:

The investment objective of the Easterly Snow Long/Short Opportunity Fund (the “Long/Short Opportunity Fund” or the “Fund”) is long-term capital appreciation and protection of investment principal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in series of the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 26 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	None[1]	1.00%	None	None
Redemption Fee	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	None	None
Other Expenses	0.56%	0.55%	0.56%	0.56%
Other Expenses (excluding interest/dividend expense)	0.43%	0.42%	0.43%	0.43%
Interest/Dividend Expense	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	1.61%	2.35%	1.36%	1.36%
Fee Waiver and/or Expense Reduction/ Reimbursement	—	—	—	(0.23)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[2]	1.61%	2.35%	1.36%	1.13%
(1)	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”
(2)	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I, and Class R6 do not exceed 1.55%, 2.30%, 1.30%, and 1.00%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through June 30, 2024. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,054	$1,401	$2,376
Class C	$338	$733	$1,255	$2,686
Class I	$138	$431	$745	$1,635
Class R6	$115	$408	$723	$1,615

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If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,054	$1,401	$2,376
Class C	$238	$733	$1,255	$2,686
Class I	$138	$431	$745	$1,635
Class R6	$115	$408	$723	$1,615

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 58% of the average value of its portfolio.

Principal Investment Strategies:

To achieve its investment objective, the Long/Short Opportunity Fund will invest primarily in equity securities that Easterly Investment Partners LLC (“Easterly” or the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities.

In addition to equity securities, the Fund may invest up to 50% of its net assets in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities, and including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds.” However, the Fund will not purchase debt securities rated as in default by an NRSRO. The Fund invests in debt securities when it anticipates that such securities will increase in value. The Fund’s mix of long positions, including debt securities, and short positions will change over time based on the Adviser’s assessment of market conditions. In addition to direct investments in debt securities, the Fund may invest in other investment companies and ETFs that invest in debt securities.

The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser generally attempts to purchase equity securities for the Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection. The Fund’s portfolio typically consists of 30 to 60 long equity securities that are weighted according to the Adviser’s projected return expectations. In general, the Adviser may sell an investment when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in the Fund for a more attractive investment.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Short Sales Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions.

Risk of Investing in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value (“NAV”) of the shares and the listing exchange may halt trading of the ETF’s shares.

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If all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

Investment Focus Risk. To the extent the Fund invests a greater amount in any one sector or industry, such as the banking industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Credit Risk. The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Debt Securities Risks. Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund. Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

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Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Options. If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Tax Risk. Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may subject the Fund to special tax rules, the effect of which may have adverse tax consequences for the Fund, which in turn may result in adverse tax consequences for the Fund’s shareholders.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Performance:

The Fund has adopted the performance of the Snow Capital Long/Short Opportunity Fund, a series of the Trust for Professional Managers (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on November 5, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, 10 years and since inception of the Predecessor Fund compare with those of the Russell 3000® Value Total Return Index and a blended index, the 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index. The past performance of the Fund and Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for the periods ending on or prior to November 5, 2021 are those of the Class A, Class C, and Institutional Class shares of the Predecessor Fund. Class A, Class C, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Class C, and Class I shares of the Fund, respectively, after the close of business on November 5, 2021. Class A, Class C, and Class I shares’ returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A Shares has been restated to reflect the Fund’s applicable sales charge.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting https://www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q4 2020	22.20%
Worst Quarter:	Q1 2020	-25.94%

Class I performance year-to-date ended March 31, 2023: 0.27%

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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2022)

	1 Year	5 Year	10 Year	Life of Class
Class I Shares
Return Before Taxes	-3.15%	6.14%	8.11%	None
Return After Taxes on Distributions	-4.67%	5.04%	6.87%	None
Return After Taxes on Distributions and Sale of Fund Shares	-0.78%	4.70%	6.31%	None
Class A Shares
Return Before Taxes	-8.93%	4.64%	7.20%	None
Class C Shares
Return Before Taxes	-4.99%	5.11%	7.05%	None
Class R6 Shares
Return Before Taxes	-3.15%	None	None	-1.89%[1]
Russell 3000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-7.98%	6.50%	10.16%
70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index[2] (reflects no deduction for fees, expenses or taxes)	-4.81%	5.31%	7.53%
*	Russell 3000® Value Total Return Index performance for the life of Class R6 shares is -5.89%.
**	70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index performance for the life of Class R6 shares is -3.37%.
(1)	Class R6 of the Fund commenced operations on November 4, 2021.
(2)	The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers:

The following individuals serve as the Fund’s day-to-day portfolio managers:

Jessica W. Bemer, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2014).
Anne S.Wickland, CFA	Portfolio Manager / Senior Analyst of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Fund since 2016).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

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Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ON EACH FUND’S STRATEGIES AND RELATED RISKS

Investment Objectives:

The investment objective of the Small Cap Value Fund is long-term capital appreciation. The investment objective of the Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Principal Investment Strategies: The following provides additional information regarding the Funds’ investment strategies described at the front of this Prospectus.

Investments in Equity Securities

The Adviser selects equity securities for the Funds using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser’s disciplined investment process seeks to yield a Fund portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. In general, the Adviser may sell an equity security when it reaches its target price, when the position grows too large, when the company’s financial position or outlook deteriorates, when an anticipated business catalyst for the investment does not materialize as expected, or to make room in a Fund’s portfolio for a more attractive investment.

An important component of the Adviser’s investment process is an intense focus on a company’s balance sheet and cash flow statement. The Adviser’s analysis is centered on determining the degree of downside protection offered by a company’s assets and cash flows and whether a company can sustain itself through the problems that have caused its equity valuation to fall and subsequently brought the company’s stock to the Adviser’s attention. The Adviser generally attempts to purchase equities for a Fund’s portfolio after an event in which the company’s equity valuation has fallen and business conditions are unfavorable, if not at or near a cyclical bottom. This is done in conjunction with extensive research to confirm the Adviser’s opinion that a company can survive the near-term problems. While the Adviser’s analysis does not eliminate the occurrence of short-term equity valuation volatility, the Adviser believes that this process provides for a reasonable level of capital protection.

Investments in Short Sales

The Long/Short Opportunity Fund will invest in short sales of equity securities and equity derivatives in an attempt to reduce risk based on current market conditions and/or increase returns where the Adviser has identified securities that the Adviser believes are overvalued and are likely to decrease in value. Selling securities short involves selling securities the seller (i.e., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities (i.e., when the Adviser believes the price of a particular security is overvalued). To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales can be implemented through a variety of techniques. Short positions may be selected through a quantitative model that aims to identify securities that will underperform in the near-term. The Fund may establish short positions with index funds to reduce equity market risk. The Fund may also sell short securities as part of a pair trade in which the Fund combines a long position with a short position in order to generate risk-adjusted returns. The Fund may actively select short positions based on the Adviser’s fundamental view that the security is overpriced. The frequency of short sales will vary substantially in different periods. Under normal market conditions, the Fund intends to maintain its net equity market exposure (i.e., the value of the Fund’s long positions minus its short positions) in the range of approximately 0%-100%. In addition, the Fund’s gross equity market exposure (i.e., the value of the Fund’s long positions plus its short positions) will not exceed 180%. The Fund’s mix of long and short positions will change over time based on the Adviser’s assessment of market conditions.

Investments in Securities of Foreign Issuers and Emerging Markets

Each Fund may invest up to 25% of its net assets directly or indirectly in foreign securities. A Fund’s investments in foreign securities may include securities of issuers located in emerging markets. In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

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Investments in Debt Securities

The Funds may invest in debt securities of varying maturities and durations, including securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored entities. The Small Cap Value Fund may invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Long/Short Opportunity Fund may invest up to 50% of its net assets in debt securities. The Long/Short Opportunity Fund invests in debt securities when it anticipates that such securities will increase in value. The Long/Short Opportunity Fund’s mix of long positions, including debt securities, and short positions will change over time based on the Adviser’s assessment of market conditions. The Long/Short Opportunity Fund may invest in debt securities that fall below investment grade debt, as rated by an NRSRO, commonly referred to as “junk bonds” or “high yield bonds.” The Funds will not invest in debt securities rated as in default at the time of purchase by an NRSRO. However, a Fund may hold a debt security rated as in default if a downgrade occurs after the security has been purchased. Securities that are rated lower than investment grade generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads. Investments in debt securities will be done opportunistically. The maturities and durations of all debt securities may vary widely depending on market conditions, the quality of the securities in which a Fund is invested, and where the Fund’s portfolio managers believe the markets are in the investment cycle. Duration is a measure of a fixed-income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The duration of a Fund’s portfolio is expressed in years and measures the portfolio’s change in value in relation to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.

Investments in Derivative Investments

To the extent deemed necessary by the Adviser, the Long/Short Opportunity Fund may seek protection of investment principal by using derivative instruments, specifically, covered call options, naked put options, bull and bear spread option trades, put options and index options. Through a Fund’s options investments, the Adviser attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio. Alternatively, the Long/Short Opportunity Fund may also use futures contracts in place of options to achieve similar results. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. The Long/Short Opportunity Fund may use an investment in a derivative instrument as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of a Fund’s position in an equity security. The Adviser believes that taking option premiums through the sale of covered calls or naked puts adds income and reduces portfolio volatility versus what one could expect in the portfolio without the use of these investments. The purchase of puts and calls when the Adviser believes premiums are low adds an additional “hedge” against extreme movements in the markets and individual stocks.

General Investment Policies of the Funds

The Funds’ investments in the types of securities described in this Prospectus vary from time to time and, at any time, a Fund may not be invested in all types of securities described in this Prospectus. The Funds may also invest in securities and other investments not described in this Prospectus, but which are described in the SAI. Any percentage limitations with respect to assets of the Funds are applied at the time of purchase, unless otherwise disclosed. For additional information regarding the types of instruments in which a Fund may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Fund’s SAI.

Change in Investment Policy. The Small Cap Value Fund will not make any change in its investment policy of investing at least 80% of net assets (plus the amount of any borrowing for investment purposes) in equity securities of small-cap companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.

Cash or Similar Investments; Temporary Strategies. The Funds may hold substantial cash positions. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. Maintaining cash positions may also subject the Fund to additional risks and costs, such as increased counterparty risk exposure to the custodian bank holding the assets held in cash. For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Shares of the Funds are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Risk	Small Cap Value Fund	Long/Short Opportunity Fund
Convertible Securities Risk	✓	✓
Credit Risk	—	✓
Debt Securities Risk	—	✓
Derivatives Risk	—	✓
Special Risks of Futures	—	✓
Special Risks of Options	—	✓
Emerging Market Securities Risk	✓	✓
Equity Securities Risk	✓	✓
Foreign Securities Risk	✓	✓
Government Securities Risk	✓	✓
High Yield Bond (Junk Bond) Risk	—	✓
Interest Rate Risk	—	✓
Investment Focus Risk	✓	✓
Investment and Market Risk	✓	✓
Large-Cap Company Risk	—	✓
Management Risk	✓	✓
Medium and Small Capitalization Company Risk	—	✓
Preferred Stock Risk	✓	✓
Risk of Investing in Other Investment Companies	✓	✓
Short Sales Risk	—	✓
Small Capitalization Company Risk	✓	—
Tax Risk	—	✓
Value Style Investing Risk	✓	✓

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non- convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Credit Risk. The issuers of fixed income instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by a Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

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Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Fund could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Long/Short Opportunity Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Special Risks of Options. If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Fund.

Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Long/Short Opportunity Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. Investments in options contracts may be considered illiquid under the guidelines contained in the Fund’s liquidity risk management program. Under the Fund’s liquidity risk management program, the Fund may not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.

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Emerging Market Securities Risk. Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower regulatory, disclosure, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards than companies in more developed markets. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Emerging market countries may have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which may hinder the ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Equity Securities Risk. The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Foreign Securities Risk. The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Fund invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

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Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and may have less stringent investor protections and disclosure standards and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets.

With respect to Funds that invest in developing or emerging countries, compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes. In the past, certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Governmental authorities and regulators may enact significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and changing interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

Investment Focus Risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets.

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As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser and/or sub-adviser, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions, if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Global events may negatively impact broad segments of businesses and populations cause a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Russia began a large-scale invasion of Ukraine in February 2022, which has led to various countries, including the United States, imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities, and the value and liquidity of Russian securities and the Russian currency have experienced significant declines. Russia’s military incursion and resulting sanctions (and other consequences related to the invasion, such as boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals) could have a severe adverse effect on the region’s economies and more globally. Such effects could include significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could further decrease the value and liquidity of a Fund’s investments. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

The outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. Each Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and each Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. The ability of each Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Funds will be correct or produce the desired results.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Risk of Investing in Other Investment Companies. The Fund may invest in investment companies as permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Adviser expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objectives and strategies, including the use of ETFs.

Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Fund would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Short Sales Risk. The Long/Short Opportunity Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. The Long/Short Opportunity Fund may also use short sales for non-hedging purposes to pursue its investment objective if, in the Adviser’s view, the security is over-valued. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker.

The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

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In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Fund may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Fund normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Fund incurs a loss if the Fund is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Small Capitalization Company Risk. Investing in small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Fund to sell these securities at favorable prices. This also may impede the Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Tax Risk. Call option premiums received by the Long/Short Opportunity Fund will be recognized upon exercise, lapse or other disposition of the option and will be taxed as either short-term or long-term capital gain or loss. The call options employed by the Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. As a result, the Fund cannot assure any level of regular quarterly net investment income and cannot assure you as to any level of net capital gain distributions.

The Long/Short Opportunity Fund expects to generate premiums from the writing of call options. The Fund will recognize a short-term capital gain upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to either short-term or long-term capital gains or losses. Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert long-term capital gain taxable at lower rates into short- term capital gain or ordinary income taxable at higher rates; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

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PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

The Board is generally responsible for overseeing the management and business affairs of the Funds. It oversees the operation of the Funds by its officers. It also reviews the management of each Fund’s assets by Easterly. Information about the Trustees and executive officers of the Easterly Funds Trust is contained in the SAI.

Investment Adviser

Easterly is a registered investment adviser located at 138 Conant Street, Beverly, MA 01915. As of March 31, 2023, Easterly had approximately $1.83 billion in assets under management.

Subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objective(s) and policies. Easterly also maintains related records for the Funds.

The Funds pay the Adviser an annual fee as set forth below:

Fund	Contractual Advisory Fee	Advisory Fee Received for the Fiscal Year ended February 28, 2023 (after waivers and reimbursements or recoupments, as applicable)
Easterly Snow Small Cap Value Fund	0.95%	0.01%
Easterly Snow Long/Short Opportunity Fund	0.80%	0.77%

Each Fund is responsible for its own operating expenses. Easterly has contractually agreed, at least through June 30, 2024, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for each Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. To the extent permitted under applicable law, such recoupment may include fees waived or expenses paid under the Predecessor Funds’ operating expense limitation agreement. This agreement may not be modified or terminated during its term. This agreement will terminate automatically if the Fund’s respective Investment Advisory Agreement with Easterly is terminated.

Fund Name	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	1.50%	2.25%	1.25%	1.00%
Easterly Snow Long/Short Opportunity Fund	1.55%	2.30%	1.30%	1.00%

A discussion regarding the basis of the Board’s approval of the investment advisory agreements with Easterly is available in the Funds’ Annual Report for the fiscal year ended February 28, 2022.

Portfolio Manager(s)

Each Fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each Fund they manage.

Joshua R. Schachter, CFA, is a Portfolio Manager for the Small Cap Value Fund and is jointly responsible for the day-to-day management of the Small Cap Value Fund’s investment portfolio. Mr. Schachter joined the Adviser as Senior Portfolio Manager in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Mr. Schacter joined Snow Capital in 2001. Prior to joining Snow Capital, Mr. Schachter worked at R.A.S., AG Edwards, Inc., and GV Financial Advisors, Inc. Mr. Schachter is a graduate of Allegheny College where he earned a B.S. degree and he received his M.B.A. in Finance from the University of Pittsburgh. He holds the Chartered Financial Analyst® designation.

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Anne S. Wickland, CFA, is a Portfolio Manager for the Long/Short Opportunity Fund and is jointly responsible for the day-to-day management of the Long/Short Opportunity Fund’s investment portfolio. Ms. Wickland joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Ms. Wickland joined Snow Capital in 2006 as a research analyst. Prior to joining Snow Capital, Ms. Wickland worked as a Senior Research Associate at Prudential Equity Group from November 2001 to November 2006. She is a graduate of Davidson College where she earned a B.A. degree, and received her M.B.A. from the NYU Stern School of Business. Ms. Wickland holds the Chartered Financial Analyst® designation.

Jessica W. Bemer, CFA, is a Portfolio Manager for the Long/Short Opportunity Fund and is jointly responsible for the day-to-day management of the Long/Short Opportunity Fund’s investment portfolio. Ms. Bemer joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Ms. Bemer joined Snow Capital in 2006 as a Senior Analyst. Prior to joining Snow Capital, she worked at Jennison Associates, an institutional asset management firm based in New York, where she served as a member of the equity research team. Ms. Bemer was responsible for research coverage of the companies in the consumer discretionary and consumer staples sectors. Ms. Bemer is a graduate of Georgetown University. She holds the Chartered Financial Analyst® designation.

Philip J. Greenblatt, CFA, is a Portfolio Manager for the Small Cap Value Fund and is jointly responsible for the day-to-day management of the Small Cap Value Fund’s investment portfolio. Mr. Greenblatt joined the Adviser as Portfolio Manager / Senior Analyst in July 2021 following the transfer of Snow Capital’s investment advisory business to the Adviser. Mr. Greenblatt joined Snow Capital in 2010 in the Operations group. He worked as an Analyst and as Snow Capital’s Director of Operations. Mr. Greenblatt is a graduate of the University of Pittsburgh, where he earned a B.S. degree in Finance with a minor in Economics. He holds the Chartered Financial Analyst® designation.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

Administration

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Funds.

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ Transfer Agent (the “Transfer Agent”).

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative (including custody administration) and fund accounting services to the Funds. As such, they manage the administrative affairs of the Funds, calculate the net asset value of the shares of each Fund, and create and maintain the Funds’ required financial records.

PRICING OF FUND SHARES

The price of shares of a Fund is called “net asset value” or “NAV” is based on the value of a Fund’s investments.

The NAV per share of a Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which Easterly determines that a security’s market price is not accurate, a portfolio security is valued by the Adviser, as the Funds’ valuation designee, with the assistance of a pricing committee at its fair value, as determined under procedures established by the Board. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security.

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To the extent that a Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Board has also approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value using procedures adopted by the Board. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security or from the values that other mutual funds may determine for the same security. In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Funds’ valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

Each Fund’s current NAV per share will be made available on the Fund’s website at https://www.EasterlyFunds.com.

CHOOSING A SHARE CLASS

Each Fund offers Class A, Class C, Class I and Class R6 shares. The Funds offer multiple classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees, and minimum investment. Class A charges a maximum sales load of 5.75%. Class C charges a maximum contingent deferred sales charge of 1.00%. Class A and Class C shares pay an annual distribution fee of up to 0.25% and 1.00%, respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. Class I and Class R6 shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Funds, the minimum initial investment in the Fund is $2,500. For Class I shares of the Funds, the minimum initial investment in the Fund is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000 then the adviser/broker would have to make a single aggregate purchase of at least $500,000 to make future purchases of less than $1 million). In addition, the minimum initial investment for Class I shares of the Funds may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

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Class R6 shares of the Funds are available only to the following qualified investors:

•	Employer-sponsored retirement and benefit plans where shares are held at a plan level or at the Fund level through an omnibus account of a retirement plan recordkeeper. Employer-sponsored retirement and benefit plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements;(iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.
•	Section 529 college savings plans where shares are held through the plan level or omnibus accounts held on the books of a Fund.
•	Other funds advised by Easterly or its affiliates (to the extent permitted by a fund’s investment strategies).
•	Mutual funds, ETFs and other registered investment companies not affiliated with Easterly.
•	Investors through a fee-based advisory program of a financial intermediary that has entered into a written agreement with the Distributor to offer such shares through an omnibus account held at the Fund.

•         Certain discretionary accounts where investments in a Fund are made and directed on their behalf by investment representatives at Easterly pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between Easterly and the investor, including programs in which Easterly is a portfolio strategist. Investors can combine purchases of Class R6 shares with Class R6 of other series of the Trust to meet the applicable investment minimum.

•         Institutional investors, subject to an initial minimum investment of $5 million. Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.

•	Other investors, subject to an initial minimum investment of $5 million. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.
•	Programs in which Easterly is a portfolio strategist.

Except as otherwise provided above, Class R6 shares are not available to retail nonretirement accounts. Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for a Fund. Investment minimums may be waived by the Adviser.

If you received Class I or Class R6 shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class I and Class R6 share purchases, respectively.

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Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
(3)	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase. See below for further information.
(4)	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $500,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $500,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Ultimus Fund Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A.

You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A or Class C shares of any of the Easterly Funds as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Code, including related plans of the same employer.

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If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of a Fund will depend on whether you purchase your Class A Shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. Please consult your financial intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific financial intermediary, please refer to Appendix A attached to this Prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase shares of the Fund directly from the Fund or through another intermediary to receive such waivers or discounts.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor, Easterly, or Easterly Funds LLC (“EFL”) (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.
•	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor, Easterly or EFL.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor, Easterly, or EFL (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor, Easterly, or EFL.
•	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a), or 401(k) accounts and college savings plans organized under Section 529 of the Code.
•	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. Easterly in its sole discretion may waive these minimum dollar requirements.
•	Reinvestment of capital gains distributions and dividends.

More information about existing sales charge reductions and waivers is available free of charge at www.EasterlyFunds.com.

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Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Funds’ distributor may receive a commission of up to 1.00% of the purchase price of Class C at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

CDSC Waivers

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Trust Funds.

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

1)	redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;
2)	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and
3)	certain redemptions pursuant to the Fund’s Systematic Withdrawal Plan (see “Redemption of Shares—Systematic Withdrawal Plan”).

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

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Class C Shares Conversion Feature

After 8 years, Class C shares generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 8 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan record keeping platforms of certain intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The 8-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 8-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund generally should not be taxable for federal income tax purposes.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Class R6 Shares

Class R6 shares are no-load shares that do not require that you pay a sales charge. Class R6 shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class R6 shares of the Funds you will pay the NAV next determined after your order is received.

HOW TO PURCHASE SHARES

You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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A Fund reserves the right, in its sole discretion, to reject any application to purchase shares. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor. You may purchase shares of a Fund by check, by wire, or through a broker.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutional that are ACH members may be used for these transactions. You may not use ACH transactions for your initial purchase of Fund shares. All shares purchased via ACH will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives the order in good order. The Fund may alter, modify or terminate this purchase option at any time.

Note: If your check or electronic payment does not clear, you will be you will be responsible for any loss incurred by the Funds. Additionally, Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee to defray bank charges.

Purchase by Check

Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to a Fund in which you choose to invest. A Fund will not accept payment in post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks, credit card convenience checks or “starter” checks for the purchase of shares. Redemptions of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank.

Purchase by Wire

If you wish to wire money to make an investment in the Funds, please call the Funds at (833) 999-2636 for wiring instructions and to notify a Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase through Brokers

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plans

You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at (833) 999-2636 for more information about the Funds’ Automatic Investment Plans.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

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During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There is no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Good Order

When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

1)	The name of the Fund and share class
2)	The dollar amount of shares to be purchased
3)	A completed purchase application or investment stub
4)	Check payable to a Fund:

Retirement Plans

You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at (833) 999-2636 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Trust may suspend redemption procedures and postpone redemption payment during any period when (a) trading is restricted, as determined by the applicable rules and regulations of the SEC, (b) the NYSE is closed other than for customary weekend or holiday closing, or (c) when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (833) 999-2636. If redeeming from an IRA account, you will be asked about tax withholding.

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The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. There can be no assurance that your telephone transaction will be completed prior to market close during periods of high call volume. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account, but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent

Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

1)	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
2)	The request must identify your account number;
3)	The request should be signed by you and any other person listed on the account, exactly as the shares are registered;
4)	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor

When You Need Medallion Signature Guarantees

Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1)	Re-registration of the account.
2)	Changing bank wiring instructions on the account.
3)	Name change on the account.
4)	Setting up/changing systematic withdrawal plan to a secondary address.
5)	Redemptions greater than $100,000.
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6)	Any redemption check that is being mailed to a different address than the address of record.
7)	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any Fund from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Fund.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Fund’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Fund.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Easterly), together with the proceeds, is received by the Transfer Agent.

Involuntary Redemptions

If the Fund is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption-In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

Exchange Privilege

Shares of the Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Trust of the same Class at their respective NAVs. Please refer to that Fund’s Prospectus with respect to the fees and expenses of investing in shares of the Fund. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

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An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

Easterly reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

MARKET TIMING AND FREQUENT TRADING POLICY

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

1)	committing staff to monitor, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing and Exchange Policy;
2)	providing notice to certain investors to cease trading if transactions are deemed excessive or suspicious;
3)	providing warning letters or emails;
4)	rejecting specific purchase requests; and
5)	rejecting purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of a Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing and Exchange Policy and elect to reject certain purchases or revoke the amount, number, frequency or method for requesting future purchases or exchanges into the Funds. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from future trading with the Funds.

Although the Funds’ attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.

While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing and Exchange Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing and Exchange Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing and Exchange Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing and Exchange Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request.

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If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS AND DISTRIBUTIONS

Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by a Fund will be made annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund, or should the Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of a Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Funds, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

Annual Statements

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information or, adjust the cost basis of any covered shares (defined below).

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-advantaged retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another portfolio.

Taxes on Distributions

In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Fund shares. A Fund’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends by capital losses when calculating your net capital gains or losses.

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Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Taxes on Sales

Your sale of Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Cost Basis

A Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, a Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

Back-up Withholding

By law, a Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Other

Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations).

In such a case, shareholders would also need to include such foreign taxes in income.

Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the SAI.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

38

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, is the distributor for the shares of a Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of a Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to each Fund has adopted a Plan of Distribution for each of Class A and Class C, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to which the respective Fund may pay the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% for Class A shares and 1.00% for Class C shares of a Fund’s average daily net assets attributable to the respective class of shares. Class I shares and Class R6 shares do not have a Plan. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to a Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers and may allow a Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of the investor.

The Adviser does not direct a Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with a Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at (833) 999-2636 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

39

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Funds includes the financial history of the Predecessor Funds, each of which was reorganized into a corresponding Fund after the close of business on November 5, 2021. The financial highlights show each Funds’ and Predecessor Funds’ financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or the Predecessor Fund or any of its share classes. The financial highlights table is intended to help you understand the Funds’ and the Predecessor Funds’ financial performance. Certain information reflects financial results for a single Fund share. The information for the fiscal years ended February 28, 2023 and February 28, 2022 presented in the tables below has been audited by Tait, Weller & Baker LLP, independent registered public accountants, whose report, along with each Fund’s financial statements, are included in the Funds’ February 28, 2023 annual report, which is available upon request. The information for the fiscal years ended February 28, 2021, 2020, and 2019 presented in the tables below has been audited by the Predecessor Funds’ auditor. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions).

40

	Easterly Snow Small Cap Value Fund
	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 29,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$47.22		$44.01	$26.39	$31.57	$32.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.10		(0.14)	0.09	0.01	(0.06)
Net realized and unrealized gain (loss)	(0.11)		3.36	17.53	(5.19)	(0.73)
Total from investment operations	(0.01)		3.22	17.62	(5.18)	(0.79)
Dividends and Distributions:
Dividends from net investment income	—		(0.01)	—	—	—
Total dividends and distributions	—		(0.01)	—	—	—
Redemption Fees	—		0.00 *	—	—	—
Net Asset Value, End of Year	$47.21		$47.22	$44.01	$26.39	$31.57
Total Return**	(0.02	)% (6)	7.32%	66.81%	(16.41)%	(2.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,683		$9,893	$9,223	$10,071	$12,948
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.45%		2.39%	3.82%	2.41%	2.14%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.50%		1.50%	1.51%	1.51%	1.50%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(0.71)%		(1.18)%	(2.00)%	(0.90)%	(0.83)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	0.22%		(0.30)%	0.30%	0.02%	(0.19)%
Portfolio Turnover Rate	38%		62%	86%	44%	52%

	Easterly Snow Small Cap Value Fund
	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 28,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$43.17		$40.54	$24.48	$29.51	$30.48
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.22)		(0.46)	(0.10)	(0.21)	(0.29)
Net realized and unrealized gain (loss)	(0.11)		3.09	16.16	(4.82)	(0.68)
Total from investment operations	(0.33)		2.63	16.06	(5.03)	(0.97)
Redemption Fees	—		0.00 *	—	—	—
Net Asset Value, End of Year	$42.84		$43.17	$40.54	$24.48	$29.51
Total Return**	(0.76	)% (6)	6.49%	65.60%	(17.05)%	(3.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,942		$1,569	$1,746	$2,695	$4,294
Ratio of gross operating expenses to average net assets including interest expense (2,4)	3.20%		3.08%	4.63%	3.16%	2.89%
Ratio of net operating expenses to average net assets including interest expense (2,4)	2.25%		2.25%	2.26%	2.26%	2.25%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(1.50)%		(1.88)%	(2.80)%	(1.64)%	(1.58)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	(0.55)%		(1.05)%	(0.43)%	(0.73)%	0.94%
Portfolio Turnover Rate	38%		62%	86%	44%	52%

*	Less than $0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.45%	2.39%	3.80%	2.40%	2.14%

Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%

41

(4)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.20%	3.08%	4.62%	3.15%	2.89%

Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25%	2.25%

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

42

	Easterly Snow Small Cap Value Fund
	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 29,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$48.57		$45.23	$27.05	$32.28	$33.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.20		(0.03)	0.15	0.09	0.02
Net realized and unrealized gain (loss)	(0.09)		3.45	18.03	(5.32)	(0.74)
Total from investment operations	0.11		3.42	18.18	(5.23)	(0.72)
Dividends and Distributions:
Dividends from net investment income	—		(0.08)	—	—	—
Total dividends and distributions	—		(0.08)	—	—	—
Redemption Fees *	—		0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$48.68		$48.57	$45.23	$27.05	$32.28
Total Return**	0.23	% (8)	7.57%	67.21%	(16.20)%	(2.21)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$16,026		$10,779	$7,926	$7,679	$14,839
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.20%		2.14%	3.58%	2.16%	1.89%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.25%		1.25%	1.26%	1.26%	1.25%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(0.50)%		(0.95)%	(1.78)%	(0.63)%	(0.57)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	0.45%		(0.07)%	0.54%	0.27%	0.07%
Portfolio Turnover Rate	38%		62%	86%	44%	52%

	Easterly Snow Small Cap Value Fund
	Class R6***
	For the		For the
	Year Ended		Period Ended
	February 28,		February 28,
	2023		2022
Net Asset Value, Beginning of Period	$48.57		$50.04
Income (Loss) from Investment Operations:
Net investment income (1)	0.20		—
Net realized and unrealized loss	(0.09)		(1.39)
Total from investment operations	0.11		(1.39)
Dividends and Distributions:
Dividends from net investment income	—		(0.08)
Total dividends and distributions	—		(0.08)
Redemption Fees	—		—
Net Asset Value, End of Period	$48.68		$48.57
Total Return**	0.23	% (8)	(2.77	)% (6)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	****	$0	****
Ratio of gross operating expenses to average net assets excluding interest expense (2,4)	2.20%		2.14	% (7)
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.00%		1.00	% (7)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	1.65%		1.25	% (7)
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	0.45%		(0.02	)% (7)
Portfolio Turnover Rate	38%		62	% (6)

*	Less than $0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

***	Class R6 commenced operations on November 4, 2021.

****	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
43

Expenses, before waiver and reimbursement	2.20%	2.14%	3.57%	2.15%	1.88%

Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

(4)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.20%	2.14	% (7)

Expenses, net waiver and reimbursement	1.00%	1.00	% (7)

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized for periods less than one year.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

44

	Easterly Snow Long/Short Opportunity Fund
	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 29,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$33.38		$31.48	$25.42	$26.07	$26.95
Income (Loss) from Investment Operations:
Net investment income (1)	0.36		0.17	0.16	0.27	0.31
Net realized and unrealized gain (loss)	(0.66)		4.63	6.32	(0.44)	(0.77)
Total from investment operations	(0.30)		4.80	6.48	(0.17)	(0.46)
Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.34)	(0.42)	(0.48)	(0.42)
Distributions from realized gains	(1.88)		(2.56)	—	—	—
Total dividends and distributions	(2.04)		(2.90)	(0.42)	(0.48)	(0.42)
Net Asset Value, End of Year	$31.04		$33.38	$31.48	$25.42	$26.07
Total Return*	(0.62	)% (6)	15.40%	25.71%	(0.85)%	(1.55)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$50,585		$52,102	$46,551	$51,478	$64,079
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.61%		1.65%	2.04%	1.70%	1.57%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.58%		1.68%	2.00%	1.70%	1.57%
Ratio of net investment income before expense reimbursement to average net assets (2,5)	1.11%		0.51%	0.59%	0.98%	1.15%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	1.14%		0.49%	0.63%	0.98%	1.15%
Portfolio Turnover Rate	58%		51%	74%	54%	38%

	Easterly Snow Long/Short Opportunity Fund
	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 29,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$31.41		$29.75	$23.85	$24.36	$25.11
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.12		(0.06)	(0.03)	0.07	0.10
Net realized and unrealized gain (loss)	(0.63)		4.38	5.93	(0.44)	(0.70)
Total from investment operations	(0.51)		4.32	5.90	(0.37)	(0.60)
Dividends and Distributions:
Dividends from net investment income	—		(0.10)	—	(0.14)	(0.15)
Distributions from realized gains	(1.88)		(2.56)	—	—	—
Total dividends and distributions	(1.88)		(2.66)	—	(0.14)	(0.15)
Net Asset Value, End of Year	$29.02		$31.41	$29.75	$23.85	$24.36
Total Return*	(1.37)%		14.64%	24.74%	(1.58)%	(2.29)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,754		$3,158	$3,938	$9,744	$16,735
Ratio of gross operating expenses to average net assets including interest expense (2,4)	2.35%		2.32%	2.79%	2.45%	2.32%
Ratio of net operating expenses to average net assets including interest expense (2,4)	2.32%		2.35%	2.75%	2.45%	2.32%
Ratio of net investment income before expense reimbursement to average net assets (2,5)	0.36%		(0.16)%	(0.18)%	0.25%	0.40%
Ratio of net investment income after expense reimbursement to average net assets (2,5)	0.39%		(0.18)%	(0.14)%	0.25%	0.40%
Portfolio Turnover Rate	58%		51%	74%	54%	38%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.48%	1.45%	1.59%	1.41%	1.41%

Expenses, net waiver and reimbursement	1.45%	1.48%	1.55%	1.41%	1.41%

(4)	Ratios to average net assets (excluding interest expense)
45

Expenses, before waiver and reimbursement	2.22%	2.10%	2.34%	2.16%	2.16%

Expenses, net waiver and reimbursement	2.19%	2.13%	2.30%	2.16%	2.16%

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

46

	Easterly Snow Long/Short Opportunity Fund
	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 28,	February 29,	February 28,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Year	$33.71		$31.76	$25.68	$26.34	$27.24
Income (Loss) from Investment Operations:
Net investment income (1)	0.44		0.25	0.22	0.34	0.37
Net realized and unrealized gain (loss)	(0.66)		4.69	6.39	(0.44)	(0.78)
Total from investment operations	(0.22)		4.94	6.61	(0.10)	(0.41)
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.43)	(0.53)	(0.56)	(0.49)
Distributions from realized gains	(1.88)		(2.56)	—	—	—
Total dividends and distributions	(2.12)		(2.99)	(0.53)	(0.56)	(0.49)
Net Asset Value, End of Year	$31.37		$33.71	$31.76	$25.68	$26.34
Total Return*	(0.36	)% (8)	15.69%	26.00%	(0.60)%	(1.30)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$46,802		$48,198	$45,372	$44,559	$70,730
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.36%		1.41%	1.79%	1.45%	1.32%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.33%		1.44%	1.75%	1.45%	1.32%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,7)	1.36%		0.75%	0.79%	1.24%	1.40%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,7)	1.39%		0.72%	0.83%	1.24%	1.40%
Portfolio Turnover Rate	58%		51%	74%	54%	38%

	Easterly Snow Long/Short Opportunity
	Fund
	Class R6**
	For the		For the
	Year Ended		Period Ended
	February 28,		February 28,
	2023		2022
Net Asset Value, Beginning of Period	$33.71		$35.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.44		0.12
Net realized and unrealized gain	(0.66)		0.75
Total from investment operations	(0.22)		0.87
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.43)
Distributions from realized gains	(1.88)		(2.56)
Total dividends and distributions	(2.12)		(2.99)
Net Asset Value, End of Period	$31.37		$33.71
Total Return*	(0.36	)% (8)	2.55	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	***	$0	***
Ratio of gross operating expenses to average net assets including interest expense (2,4)	1.36%		1.41	% (6)
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.13%		1.23	% (6)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,7)	2.25%		1.49	% (6)
Ratio of net investment income after expense reimbursement to average net assets (2,7)	1.77%		1.05	% (6)
Portfolio Turnover Rate	58%		51	% (5)

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	R6 commenced operations on November 4, 2021.

***	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

47

(3)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.23%	1.18%	1.34%	1.16%	1.16%

Expenses, net waiver and reimbursement	1.20%	1.21%	1.30%	1.16%	1.16%

(4)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.23%	1.18	% (6)

Expenses, net waiver and reimbursement	1.00%	1.00	% (6)

(5)	Not annualized.

(6)	Annualized for periods less than one year.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

48

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same portfolio family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in a Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A-1

Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

A-2

Robert W. Baird & Co. (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate(s) and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus
•	Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

A-3

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
•	Shares purchased through a Merrill Lynch affiliated investment advisory program.
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•	Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.
•	Shares of funds purchased through the Merrill Edge Self-Directed platform.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code.
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•	Shares acquired through a right of reinstatement.
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.
A-4

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-5

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ SAI also provides additional information about each Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the SAI, to request other information about the Funds, or to make shareholder inquiries, please call (833) 999-2636.

You also may obtain information about the Funds, including the Annual and Semi-Annual Reports and the SAI, by calling your financial advisor or by visiting our Internet site at: at: https://www.EasterlyFunds.com/funds/.

Information about the Funds, including the Annual and Semi-Annual Reports (when available) and the SAI, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Easterly Funds are available on the EDGAR Database on the SEC’s Internet site at and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-23611.

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 1, 2023

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated July 1, 2023, as may be amended or supplemented from time to time. The Funds’ financial statements are incorporated into this SAI by reference to the Funds’ most recent Annual Report to shareholders. A free copy of the Prospectus or the Annual Report for the Funds can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling (833) 999-2636. You may also obtain a copy of the Prospectus or the Annual Report by visiting https://www.EasterlyFunds.com/funds/.

TABLE OF CONTENTS

TRUST HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	20
FUNDAMENTAL INVESTMENT RESTRICTIONS	20
PORTFOLIO HOLDINGS DISCLOSURE	21
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS	22
TRUSTEES AND OFFICERS	24
MANAGEMENT AND OTHER SERVICES	28
DETERMINATION OF NET ASSET VALUE	35
CERTAIN TAX CONSIDERATIONS	35
ADDITIONAL INFORMATION	45
FINANCIAL STATEMENTS	47
APPENDIX A-- RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

TRUST HISTORY

James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund,” registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated September 21, 2020, which was subsequently amended and restated on January 8, 2021 (the “Agreement and Declaration of Trust”). The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”).

Easterly Investment Partners LLC (“Easterly” or the “Adviser”) is the investment adviser of each of the Funds.

On November 5, 2021, each Fund assumed the assets and liabilities of its predecessor fund (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”) as shown below:

Fund	Predecessor Fund
Easterly Snow Small Cap Value Fund	Snow Capital Small Cap Value Fund
Easterly Snow Long/Short Opportunity Fund	Snow Capital Long/Short Opportunity Fund

All historical financial information and other information contained in this SAI relating to each Fund (or any classes thereof) for periods ending on or prior to November 5, 2021 is that of its Predecessor Fund (or the corresponding classes thereof).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Funds are “diversified” funds within the meaning of the 1940 Act.

The investment objective and principal investment strategies of each Fund are described in the Prospectus. A further description of each Fund’s investments and investment methods appears below. A Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Adviser may invest in other types of securities and may use other investment techniques in managing the Funds as well as securities and techniques not described.

Market Risk and Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Funds may invest have increased. Common stock held by a Fund may fall in value due to general market and economic conditions, including changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class, and changes in general market, economic, political, and regulatory conditions. The market as a whole can decline for many reasons, including adverse political, social or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics, terrorist attacks, war, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

Referendum on the UK’s EU Membership. On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) (“Brexit”). There remains uncertainty relating to the potential ongoing consequences of the withdrawal.

The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Funds) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Funds and/or the Adviser. These risks may affect the Funds and/or the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

EQUITY SECURITIES. The Funds may invest in equity securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.

1

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The Long/Short Opportunity Fund may invest in securities of companies of any size. The Small Cap Value Fund invests primarily in securities of small-cap companies. The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s holdings.

OTHER INVESTMENT COMPANIES. Each Fund may invest its assets in shares of other investment companies, including money market funds or exchange-traded funds (“ETFs”). Each Fund may invest in other investment companies that invest in equity securities as a principal investment strategy. As a principal investment strategy for the Long/Short Opportunity Fund, and as a non-principal investment strategy for the Small Cap Value Fund, each Fund may invest in other investment companies that invest in debt securities. A Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

A Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. A Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

2

Other rules under the 1940 Act and SEC exemptive orders on which the Funds may rely further relax the limits of Section 12(d)(1) of the 1940 Act. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

EXCHANGE-TRADED FUNDS. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF.

In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

ETFs typically incur fees that are separate from those fees incurred directly by a Fund. Therefore, as a shareholder in an ETF (as with other investment companies), a Fund would bear its ratable share of that entity's expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to Fund shareholders.

Although mutual funds are similar to ETFs, they are generally sold and redeemed only once per day at market close. ETFs may seek to track a particular index or be actively managed. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities, with the exception of the purchase and redemption of creation units of inverse ETFs, discussed below. However, the Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s best interest to do so. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

The Funds will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other Investment Companies,” above). If an ETF in which the Funds invest ceases to be a registered investment company, the Funds will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Funds’ shareholders. Furthermore, in connection with their investment in ETF shares, the Funds will incur various costs. The Funds may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs.

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Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein. There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount.

The Funds may invest in inverse ETFs. An inverse ETF is an ETF that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Because inverse ETFs reset each day, their performance can quickly diverge from the performance of the underlying index or benchmark. If the Funds hold an inverse ETF for more than one day, it is possible that the Funds could suffer significant losses even if the long-term performance of the underlying index showed a gain. Inverse ETFs may be more costly than traditional ETFs, and may be less tax-efficient than traditional ETFs, in part because daily resets can cause the ETF to realize significant short-term capital gains that may not be offset by a loss. As a result of market price variance risk, it is possible that the price the Fund pays to invest in an inverse ETF is not truly reflective of the true value of such ETF.

REAL ESTATE INVESTMENT TRUSTS (“REITS”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Unlike corporations, REITs do not pay income taxes if they meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Like any investment in real estate though, a REIT’s performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations. Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

FIXED-INCOME SECURITIES. The Funds may invest in debt securities of varying maturities and durations. The Long/Short Opportunity Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Long/Short Opportunity Fund may invest in investment grade corporate debt securities and below investment grade corporate debt securities (commonly known as “junk bonds” or “high yield bonds”). Below investment grade debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and separate trading of registered interest and principal of securities (“STRIPS”). Investment grade corporate bonds are those rated BBB or better by S&P Global Ratings (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Long/Short Opportunity Fund will not invest in securities that are rated below D by S&P or Moody’s. The Long/Short Opportunity Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased. The Long/Short Opportunity Fund may also invest in unrated debt securities.

Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, and C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities.

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While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their ratings scales are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Adviser own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities.

Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s holdings. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which a Fund may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent a Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

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Junk Bonds (Long/Short Opportunity Fund only). Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for below investment grade debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities (Long/Short Opportunity Fund only). Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities (Long/Short Opportunity Fund only). Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed- income debt securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.

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When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Code.

Unrated Debt Securities (Long/Short Opportunity Fund only). The Long/Short Opportunity Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Changing Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In the past, certain European countries and Japan have pursued negative interest rate policies and there is a possibility that negative interest rate policies may be pursued in the United States at some point in the future. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise.

To the extent rates increase substantially and/or rapidly, the Funds may be subject to significant losses. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. A convertible security is a fixed-income security, which is convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.

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WARRANTS. Each Fund may invest a portion of its assets in warrants. A warrant gives the holder a right, but not the obligation, to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because certain Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

The Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. In recent years, the occurrence of events in emerging market countries, such as the aftermath of the war in Iraq, instability in Venezuela, Afghanistan, Pakistan, Egypt, Libya, Syria, North Korea, Russia, Ukraine and the Middle East among other countries and regions, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, have resulted in market volatility and may have long term effects on the investments affected by these events.

There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets and may have a higher degree of corruption and fraud. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers.

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Foreign security trading practices, including those involving securities settlement where Fund’s assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays.

In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Emerging market securities markets may be subject to unexpected closures. It may also be difficult to enforce legal rights in foreign countries or to obtain information necessary to enforce such rights and shareholders may be unable to or face substantial difficulty in bringing such claims. Foreign issuers are generally not bound by uniform regulatory, disclosure, accounting, auditing, recordkeeping, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers, which may limit the ability to conduct due diligence on emerging market issuers. Emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which can hinder the PCAOB’s ability to engage in independent oversight and inspection of accounting firms located in or operating in certain emerging market countries. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of issuers in certain emerging market countries meet PCAOB standards.

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to various countries, including the U.S., imposing economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and the Russian currency have experienced significant declines. The extent and duration of military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial and prolonged.

Russia's military incursion and resulting sanctions could have a severe adverse effect on the region’s economies and more globally, including significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas, and thus could affect the value of a Fund’s investments. Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, a significant influx of refugees, and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The Funds may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent a Fund invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.

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FOREIGN CURRENCY TRANSACTIONS. When a Fund agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or will be entitled to receive a specified amount of foreign currency. The Funds will then generally convert dollars to that currency in the case of a purchase or that currency to dollars (in the case of a sale). The Funds will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Fund may also enter into forward currency contracts with respect to the Fund’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar.

If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Funds may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time.

Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent a Fund from achieving a complete hedge or expose a Fund to risk of foreign exchange loss. In addition, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although each Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Funds will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

SHORT SALES. As a principal investment strategy, the Long/Short Opportunity Fund may attempt to reduce risk and/or increase returns through short sales. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If the Fund engages in short sales for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

OPTIONS, FUTURES AND OTHER STRATEGIES. The Long/Short Opportunity Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains.

Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations. In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)       Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

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(2)       Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)       As described below, the Fund might be required to make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)       Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter- party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

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If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.

When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Naked Put Options. A naked put option is a position in which a buyer writes a put option and has no position in the underlying stock. A naked put option may be used when the Fund expects the underlying stock to be trading above the strike price at the time of expiration. The potential for profit is limited to the amount of premium received. The Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless. If this occurs, the Fund will keep the entire premium. The Fund could lose money if the price of the underlying stock went to zero. If the put is exercised against the Fund, the Fund will receive the underlying stock.

Bull and Bear Spread Options Strategies. Bull and bear spread options strategies are options strategies that seek maximum profit through the simultaneous purchase and sale of options, using either puts or calls, with each having the same expiration date. In a bull spread strategy, the Fund will purchase an option at a lower strike price, and will sell at a higher strike price. The Fund will benefit from a bull spread options strategy when the price of the underlying security rises.

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In a bear spread strategy, the Fund will purchase an option at a higher strike price and sell at a lower strike price. The Fund will benefit using a bear spread strategy when the price of the underlying security declines, and will lose money if the price of the underlying security rises.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

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Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Fund uses hedging instruments, to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in hedging instruments may also result in certain federal income tax consequences.

Regulatory Aspects of Transactions in Hedging Instruments. Transactions in options by a Fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Funds’ Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions, which could have an adverse effect on a Fund.

Combined Positions. The Long/Short Opportunity Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Under certain circumstances, investments in options and futures contracts may be deemed illiquid. Please see the section titled “Investment Strategies and Related Risks - Illiquid Securities” below for more information regarding illiquid securities and the Fund’s restrictions with respect to such securities.

INVESTMENT IN PRIVATELY NEGOTIATED OPTIONS. The Long/Short Opportunity Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser in accord with the Fund’s investment objective and approved by the counter-party. The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

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As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the counter-party a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest- equivalent amount payable to the counter-party for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The counter-party will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the counter-party or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The counter-party to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each counter-party will be one determined by the Adviser to be creditworthy. Neither the Adviser nor the Long/Short Opportunity Fund will have any control over any hedging or similar techniques used by the counter-party to attempt to ensure the counter-party’s ability to perform under each Private Option. Likewise, neither the Adviser nor the Fund will have any claim on securities or other property, if any, which may be purchased by the counter- party in connection with the Private Option. Should the counter-party be unable to perform its obligations under a Private Option, then the Fund could lose all or a portion of the premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain

The Adviser decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”). On behalf of the Fund, the Adviser purchases a Private Option from a counter-party using a Basket established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the counter-party a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The counter-party may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

Example B - Hypothetical Loss

The Adviser purchases a Private Option under the terms described above. However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Under certain circumstances, Private Options may be deemed illiquid. Please see the section titled “Investment Strategies and Related Risks - Illiquid Securities” below for more information regarding illiquid securities and the Fund’s restrictions with respect to such securities.

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UNIT INVESTMENT TRUSTS. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. “Units” in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

CASH OR CASH EQUIVALENTS. The Funds may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Each Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. A Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

If a Fund invests in money market mutual funds pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to money market mutual funds owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

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As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

U.S. GOVERNMENT OBLIGATIONS. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, the financial obligations of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation have been placed into conservatorship until the entities are restored to a solvent financial condition.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded; increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate, municipal, and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Funds may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. If a security is given different ratings by different nationally recognized statistical rating organizations, the Fund’s Adviser considers the security's rating to be the highest rating of the ratings. Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. The Funds’ Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

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An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

ILLIQUID OR RESTRICTED SECURITIES. The Funds may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

Securities Lending Activities. Pursuant to an agreement between the Funds and Brown Brothers Harriman & Co. (“BBH”) a Fund may lend its securities through BBH as securities lending agent to certain qualified borrowers. As securities lending agent of the Funds, BBH administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to a Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and replacing such securities in the event of default.

BBH also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. BBH may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. BBH maintains records of loans made and the value of such loans and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended February 28, 2023, the Funds did not earn income or incur costs and expenses as a result of securities lending activities.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by large account holders of their shares in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities at a time when the Adviser would otherwise not choose to sell, which may negatively impact the Fund’s performance, as well as increase the Fund’s trading costs and its taxable distributions to shareholders.

SPECIAL RISKS RELATED TO CYBERSECURITY. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

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TEMPORARY DEFENSIVE POSITIONS. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies, including cash equivalents, for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for each Fund is available in the Financial Highlights section of the Funds’ prospectus.

In addition to the risks described above, the securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in each Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund.

Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund.

The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.        A Fund will not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer;

2.        A Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

3.       A Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies);

4.       A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund;

5.        A Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund;

6.       A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

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7.        A Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security; and

8.       A Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing. To the extent that a Fund is aware of the investments held by an underlying fund, the Fund will consider such information when determining compliance with investment restriction 3 above.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval.

A Fund will not invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The 80% investment policy noted in the Prospectus of the Small Cap Value Fund is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Trust shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Adviser or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending February 28 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending August 31 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

Selective Portfolio Holdings Disclosure. Each Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

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Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Easterly posts on the Trust’s website a profile of each Fund, which typically includes the respective Fund’s top holdings.

Each Fund will make available by telephone at (833) 999-2636, no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Trust’s Administrator shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUNDS

To the knowledge of the Trust, the following were owners of record or beneficially more than 5% of the outstanding shares of Class A, Class C, Class I, and Class R6 of each Fund of the Trust as of June 12, 2023. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Title of Fund – Class	Name and Address	Percentage
Easterly Snow Small Cap Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	79.53%
Easterly Snow Small Cap Fund – Class C	UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	35.73%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121	25.56%
	Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	14.49%
	RBC Capital Markets LLC 5591 Woodfield Parkway Grand Blanc, MI 48439-9423	6.32%
Easterly Snow Small Cap Fund – Class I	Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	11.86%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	8.05%
	UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	7.59%
	The Sylvia & Martin Snow Great/Grandchildren’s Irrevocable Trust 1605 Carmody Ct Ste 300 Sewickley, PA 15143-8895	6.54%
	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5.35%
Easterly Snow Small Cap Fund – Class R6	Easterly Investment Partners LLC 138 Conant St Beverly, MA 01915	100.0%
Easterly Snow Long/Short Opportunity Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	70.30%
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	Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NY 07311	10.74%
	Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	8.01%

	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	5.97%
Easterly Snow Long/Short Opportunity Fund – Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	23.87%
	Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716	10.81%
	RBC Capital Markets LLC 37474 N Laurel Park Drive Livonia, MI 48152-3947	8.21%
	UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	7.98%
	Vanguard Brokerage Services 100 Vanguard Blvd. Malvern, PA 19355	6.10%
Easterly Snow Long/Short Opportunity Fund – Class I	Snow Family Partnership LP 208 Pin Oak Dr Wexford, PA 15090-8592	29.63%
	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	12.11%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	9.56%
	Richard A Snow & Leslie A Snow 208 Pin Oak Dr Wexford, PA 15090-8592	8.30%
	Anne J Sardano 454 Center St Wood Ridge, NJ 07075-2105	5.39%
	Danielle J Sardano 454 Center St Wood Ridge, NJ 07075-2105	5.39%
Easterly Snow Long/Short Opportunity Fund – Class R6	Easterly Investment Partners LLC 138 Conant St Beverly, MA 01915	100.0%

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TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 – Present) and Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	5	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 – Present); Chairman of the Board and Director of Easterly Acquisition Corp. ( 2015 to 2018)
INDEPENDENT TRUSTEES:
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017)	5	Trustee of Six Circles Trust (2018 – Present)
A. Clayton Spencer, Year of Birth: 1954 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2023	President of Bates College (2012 – present).	5	None
OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer (2011 –Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer (2010 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
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Amaris Sahota, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Operations LLC ( 2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021); Investment Consultant, Sun Life Financial (2015 – 2018)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022); Partner, White & Case LLP (2017 – 2018)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 –2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019)	Not Applicable	Not Applicable
* Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2022 is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Dollar Range of Equity Securities in the Trust
Darrell Crate	$1–$10,000	$1–$10,000
Neil Medugno	None	None
A. Clayton Spencer	None	None

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

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Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Easterly and other service providers to the Trust. Easterly is responsible for overseeing the day-to-day business affairs of the Funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Crate, their status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Darrell Crate

Mr. Crate has extensive experience in business and finance as a result of his career in asset management businesses and public companies. Mr. Crate is a managing principal of Easterly Asset Management LP. Easterly Asset Management’s core expertise is in acting as a principal to grow asset management business platforms. Easterly Asset Management is a successor company to Easterly Capital, LLC, a firm Mr. Crate founded in September 2009. Mr. Crate also serves as a chairman of the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 2015 to 2018, Mr. Crate was also the Chairman of the Board of Directors of Easterly Acquisition Corp., a blank check company that combined with Sirius International Insurance Group (NASDAQ: SG). From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company. Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms.

Neil Medugno

Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno is a member of the Board of Trustees of the Six Circle Trust, a series trust which contains equity and fixed income mutual funds, and is Chairman of its Audit Committee and a member of its Governance and Nominating Committee. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management.

A. Clayton Spencer

Ms. Spencer is President of Bates College, a position she has held since 2012. Prior to joining Bates College, Ms. Spencer served on various senior leadership teams at Harvard University from 1997, including Vice President for Policy at Harvard, Associate Vice President for Higher Education Policy and Acting Executive Dean of Harvard’s Radcliffe Institute for Advanced Study. Prior to joining Harvard, Ms. Spencer served as Chief Education Counsel to the U.S. Senate Committee on Labor and Human Resources, where she directed education legislation and policy in the Senate. Ms. Spencer previously clerked in the U.S. District Court in Massachusetts, practiced law in private practice, and prosecuted criminal cases as an assistant U.S. attorney.

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The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of funds in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above. The Board of the Trust met five times during the fiscal year ended February 28, 2023.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Neil Medugno (Chair) and A. Clayton Spencer are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Audit Committee met five times during the fiscal year ended February 28, 2023. Mr. Crate serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Crate to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Adviser seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

Effective January 1, 2023, each Independent Trustee receives fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings according to the following schedule:

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Aggregate Value of Funds’ Assets	Annual Retainer	Additional Retainer for Chair of Audit Committee
Below $200 million	$10,000	$500
$200 million to $249,999,999	$12,500	$1,000
$250 million to $299,999,999	$15,000	$1,500
$300 million to $349,999,999	$20,000	$2,000
$350 million to $399,999,999	$25,000	$3,000
$400 million to $999,999,999	$30,000	$4,000
$1,000,000,000 to $1,499,999,999	$36,000	$10,000
$1,500, 000,000 to $1,999,999,999	$50,000	$10,000
$2,000,000,000 to $2,499,999,999	$65,000	$10,500
$2,500,000,000 to $2,999,999,999	$75,000	$10,500
$3,000,000,000 to $3,499,999,999	$90,000	$11,000
$3,500,000,000 to $3,999,999,999	$105,000	$11,000
$4,000,000,000 to $4,499,999,999	$120,000	$11,500
$4,500,000,000 to $5,000,000,000	$135,000	$12,000

Such compensation is paid by each Fund in proportion to each Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets.

The table below shows the compensation paid to the Trustees for the most recent fiscal year ended February 28, 2023.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Darrell Crate	N/A	N/A	N/A	N/A
Neil Medugno	$52,500	N/A	N/A	$52,500
A. Clayton Spencer*	$9,000	N/A	N/A	$9,000

*Ms. Spencer was elected as a Trustee effective January 26, 2023.

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Adviser, which is responsible for the Funds’ day-to-day operations.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Neil Medugno (Chair) and A. Clayton Spencer. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations.

As of June 12, 2023, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund.

MANAGEMENT AND OTHER SERVICES

Advisory Agreements

The Trust, on behalf of each Fund, has entered into an investment management agreement with Easterly (each, an “Advisory Agreement”). Easterly is majority owned by Easterly Asset Management, with Darrell Crate controlling and owning the majority of Easterly Asset Management.

Under each Advisory Agreement, subject to the general supervision of the Board of Trustees, Easterly is responsible for managing each Fund in accordance with its investment objectives and policies. Easterly has discretion to invest and reinvest each Fund’s assets in securities and other instruments. Each Advisory Agreement was approved by the Board of Trustees for an initial period of two years and continues in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements.

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Each Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund at any time when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by Easterly upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreements provide that Easterly, under such Agreements, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to each Advisory Agreement, Easterly is entitled to receive from each Fund an investment advisory fee at the annual rates set forth in the table below.

Fund Name	Percentage of Average Daily Net Assets
Easterly Snow Small Cap Value Fund	0.95%
Easterly Snow Long/Short Opportunity Fund	0.80%

Easterly may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Easterly may have to waive fees and/or reimburse the Funds’ expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Easterly and the Funds, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of each Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) do not exceed a percentage of each Fund’s average net assets for each Class as set forth in the table below.

Fund Name	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	1.50%	2.25%	1.25%	1.00%
Easterly Snow Long/Short Opportunity Fund	1.55%	2.30%	1.30%	1.00%

The Expense Limitation Agreement will be in effect through June 30, 2024 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees it waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. To the extent permitted under applicable law, such recoupment may include fees waived or expenses paid under the Predecessor Funds’ operating expense limitation agreement.

For the last three fiscal years ended February 28, the management fees paid and waived and/or reimbursed by the Funds and Predecessor Funds were as follows:1

Fund	2023		2022		2021
	Fees Paid	(Fees Waived and/or Reimbursed) / Fees Recaptured	Fees Paid	(Fees Waived and/or Reimbursed) / Fees Recaptured	Fees Paid	(Fees Waived and/or Reimbursed)
Easterly Snow Small Cap Value Fund	$202,383	$(199,708)	$229,220	$(211,272)	$125,056	$(305,449)
Easterly Snow Long/Short Opportunity Fund	$778,491	$(29,316)	$822,931	$29,316	$668,141	$(39,030)
[1]	Snow Capital Management, L.P. (“Snow Capital”), the former investment adviser to each Predecessor Fund, entered into an agreement to transfer its investment advisory business to Easterly, including all of Snow Capital’s investment personnel (the “Snow Capital/Easterly Transaction”). The Snow Capital/Easterly Transaction closed on July 1, 2021 and, following the closing of the Snow
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Capital/Easterly Transaction, all employees of Snow Capital providing investment advisory services to Snow Capital’s clients, including the Funds, became employees of Easterly. Periods ending prior to July 1, 2021 reflect amounts paid by the Predecessor Funds to Snow Capital under the Predecessor Funds’ investment management agreements and amounts waived, reimbursed or recouped by Snow Capital under the Predecessor Funds’ expense limitation agreements.

Disclosure of the basis for the Board’s approval of each Advisory Agreement is available in the Funds’ Annual Report for the fiscal year ended February 28, 2022.

Portfolio Managers

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Fund and the assets under management in those accounts as of February 28, 2023.

Portfolio Manager	Fund(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Joshua R. Schachter Easterly Investment Partners LLC	Easterly Snow Small Cap Value Fund	1	56.3	0	0	223	848	904.3
Philip J. Greenblatt Easterly Investment Partners LLC	Easterly Snow Small Cap Value Fund	1	56.3	0	0	14	419.1	205.4
Jessica W. Bemer Easterly Investment Partners LLC	Easterly Snow Long/Short Opportunity Fund	0	0	1	78.5	43	34.2	110.7
Anne S. Wickland Easterly Investment Partners LLC	Easterly Snow Long/Short Opportunity Fund	0	0	0	0	43	34.2	34.2

*  In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by Easterly for its respective portfolio managers.

Easterly is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Funds.

Compensation

Messrs. Greenblatt and Schachter and Mses. Bemer and Wickland receive compensation for their services in the form of a fixed salary. The portfolio managers are also eligible for a bonus, which is based on the overall profitability of the Adviser. Additionally, the portfolio managers may receive equity dividends from their ownership in the Adviser. The portfolio managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

Ownership of Securities – as of February 28, 2023

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned of the Fund
Joshua R. Schachter, CFA	Easterly Snow Small Cap Value Fund	Over $1,000,000

Anne S. Wickland, CFA	Easterly Snow Long/Short Opportunity Fund	$500,001 - $1,000,000

Jessica W. Bemer, CFA	Easterly Snow Long/Short Opportunity Fund	$500,001 - $1,000,000

Philip J. Greenblatt, CFA	Easterly Snow Small Cap Value Fund	$100,001 – $500,000
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CODE OF ETHICS. The Trust, Easterly, and Ultimus Fund Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of the Funds’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to Easterly, which will vote such proxies in accordance with their proxy policies and procedures. In some instances, Easterly may be asked to cast a proxy vote that presents a conflict between the interests of the Funds’ shareholders, and those of Easterly or its affiliates. In such a case, the Trust’s policy requires that Easterly abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Easterly’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, (833) 999-2636 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling (833) 999-2636 and will be sent within three business days of receipt of a request.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into a servicing agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus provides administration, fund accounting and transfer agent services (the “Ultimus Services”) to the Funds. For providing such services, the Trust and Ultimus have entered into a universal fee agreement whereby Ultimus receives from each Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Trust for Professional Managers, on behalf of the Predecessor Funds, entered into servicing agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), whereby Fund Services provided administration, fund accounting and transfer agent services to the Predecessor Funds. For providing such services, the Trust for Professional Managers and Fund Services entered into a fund administration agreement (the “Prior Administration Agreement”) whereby Fund Services received from the Predecessor Funds a combined fee for fund administration and fund accounting services based on the Predecessor Funds’ average daily net assets. Under the Prior Administration Agreement, Fund Services was also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acted as fund accountant, transfer agent, and dividend disbursing agent under separate agreements.

The Funds and Predecessor Funds paid the following amounts for such services for the last three fiscal years ended February 28, 2023, February 28, 2022, and February 28, 2021 1:

Fund	2021	2022	2023
Easterly Snow Small Cap Value Fund	$148,759	$102,133	$40,211
Easterly Snow Long/Short Opportunity Fund	$169,919	$142,377	$81,591
[1]	Periods ending on or prior to November 5, 2021 reflect amounts paid by the Predecessor Funds to Fund Services under the Prior Administration Agreement.

Administrative Services Payments. Shares of the Funds may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Fund. In these situations, the Funds may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

Compliance Services. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus and the Trust’s Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

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DISTRIBUTOR. Ultimus Fund Distributors, LLC, is the distributor for the shares of a Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

The Distributor and the Predecessor Funds’ distributor, Quasar Distributors, LLC, received the following underwriting commissions for Class A and Class C shares of the Funds and Predecessor Funds during the last three fiscal years ended February 28, 2023, February 28, 2022, and February 28, 20211:

Fund	2021	2022	2023
Easterly Snow Small Cap Value Fund	$636	$527	$393
Easterly Snow Long/Short Opportunity Fund	$1,606	$4,937	$22

1       Periods ending on or prior to November 5, 2021 reflect underwriting commissions received by the Predecessor Funds’ distributor.

The Distributor and the Predecessor Funds’ distributor, Quasar Distributors, LLC, retained the following underwriting commissions for Class A and Class C shares of the Funds and Predecessor Funds during the last three fiscal years ended February 28, 2023, February 28, 2022, and February 28, 20211:

Fund	2021	2022	2023
Easterly Snow Small Cap Value Fund	$37	$40	$0
Easterly Snow Long/Short Opportunity Fund	$154	$1,123	$0

1       Periods ending on or prior to November 5, 2021 reflect underwriting commissions retained by the Predecessor Funds’ distributor.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which that Fund is authorized to pay up to 0.25% and 1.00% of the Fund’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to the Adviser, the Distributor or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Easterly, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Distributor, or other entities, including the Adviser, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast at a meeting called for the purpose of voting on the Plan, for an initial one-year term, and will continue in effect from year-to-year if such continuance is specifically approved at least annually by a majority vote of the Board of Trustees, including a majority of the Independent 12b-1Trustees. Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

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At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by each Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

For the fiscal year ended February 28, 2023, the Funds and Predecessor Funds paid the following Rule 12b-1 distribution fees pursuant to their respective distribution plans1:

Actual Rule 12b-1 Expenditures Incurred by the Easterly Snow Small Cap Value Fund Class A and Class C Shares During the Fiscal Year Ended February 28, 2023
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$38,440
Compensation to sales personnel	$0
Other	$0
Total	$38,440
Actual Rule 12b-1 Expenditures Incurred by the Easterly Snow Long/Short Opportunity Fund Class A and Class C Shares During the Fiscal Year Ended February 28, 2023
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$151,476
Compensation to sales personnel	$0
Other	$0
Total	$151,476

1        Periods ending on or prior to November 5, 2021 reflect fees pursuant to the Predecessor Funds’ distribution plans.

POSSIBLE ADDITIONAL FUND SERIES. If additional funds are created by the Board of Trustees, shares of each such fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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PORTFOLIO TRANSACTIONS. Easterly is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Each Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Easterly seeks to obtain prompt execution of orders at the most favorable net price. If Easterly believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Fund or Easterly.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by Easterly from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, Easterly may pay a higher commission than other brokers would charge if the Easterly determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Funds and/or other accounts of Easterly, or its affiliates; information received in connection with directed orders of other accounts managed by Easterly, or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Easterly to make available additional views for consideration and comparison, and to enable Easterly to obtain market information for the valuation of securities held in a Fund’s assets. Easterly is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Easterly currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of Easterly to cause purchase or sale transactions to be allocated among the Funds and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of Easterly to effect any Fund transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended February 28, 2021, February 28, 2022, and February 28, 2023, the Funds and Predecessor Funds, as applicable, paid brokerage commissions of approximately $169,753, $85,403, and $35,215, respectively.

For the fiscal years ended February 28, 2021, February 28, 2022, and February 28, 2023 the Funds and Predecessor Funds, as applicable, paid no affiliated brokerage commissions. During the fiscal year ended February 28, 2023, the Funds, paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended February 28, 2023	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended February 28, 2023
Easterly Snow Small Cap Value Fund	$17,078	$52,346,066
Easterly Snow Long/Short Opportunity Fund	$18,476	$80,059,003

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DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of each Fund is determined each day the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session of the Exchange that day (typically 4:00 p.m. Eastern Time), (“Valuation Time”) by dividing the value of a Fund’s net assets, less any liabilities, by the total number of Fund shares outstanding, by class.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread, between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Funds’ valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Fund of the Trust and shareholders of Funds, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

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This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. Each Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of each Fund will affect the amount and timing and character of the distributions made by such Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for a Fund to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Fund in the Trust generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

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A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining a Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.

The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and
(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of a Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year (and if the Fund is a qualified fund of funds, as discussed above), the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Fund in the Trust. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

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Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by a Fund as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Fund will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Fund to shareholders as paid from capital gain dividends in a written statement mailed by the Fund to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.

The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments.

For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Fund’s next taxable year, and the excess (if any) of a Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period.

An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Capital loss carry forwards, as of each Funds’ most recent tax year-ended February 28, 2023 available to offset future capital gains, if any, are as follows:

Fund	Short-Term	Long-Term	Total	CLCF Utilized
Small Cap Value	$1,106,985	$1,499,965	$2,606,950	$—
Long/Short Opportunity	—	—	—	—

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 50% dividends received deduction to the extent that each Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Fund will not be eligible for the dividends received deduction.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The IRS has issued regulations permitting a regulated investment company (such as the Fund) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Fund and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent.

However, the Funds expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Fund may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

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In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares normally is treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in a Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method of average cost. If you do not notify a Fund of your elected cost basis method upon the initial purchase into your account, the Fund’s default method of average cost will be applied to your covered shares. The Funds will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS.

However, a Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by a Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of a Fund’s shares for shares of another fund, including shares of other Funds in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Fund’s shares and receives securities that are considered substantially identical to that Fund’s shares or reinvests in that Fund’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Funds, including the risks and special tax consequences to them from a sale of shares of a Fund that is a “U.S. Real Property Holding Corporation” (generally, a Fund 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

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Foreign Account Tax Compliance Act (“FATCA”). The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by a Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Fund to determine whether withholding is required.

TAX TREATMENT OF FUND TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders.

This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.

To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. Recent tax legislation may, pending further regulatory guidance, require a Fund to accrue currently market discount with respect to a security. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.

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In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Fund Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.

The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

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Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.

Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. A Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

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ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares. Easterly and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Funds) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Funds’ shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. Easterly and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Easterly and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Fund, together with shareholders of each other Fund in the Trust (together, “Trust Shareholders”) have the right, upon the vote by two-thirds of the outstanding shares of the Fund, to remove a Trustee. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

When issued, shares of each class are fully paid and have no preemptive or other subscription rights. Each class of shares represents identical interests in the applicable Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Fund, shareholders of each class of shares of a Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Fund, and constitute the assets of such Fund. The assets of each Fund are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Fund transactions and management of each of the Funds and to consider and resolve any conflict that may arise.

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. Shareholders, however, should be aware that they cannot waive their rights under the federal securities laws. The Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration also provides for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the Declaration) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

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The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust's process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder's ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP (“TWB”), located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm of the Funds. Their services include auditing the annual financial statements and financial highlights of each Fund as well as other related services.

TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, acts as the Trust’s legal counsel.

CUSTODIAN. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Trust.

ADMINISTRATOR. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s Administrator.

DISTRIBUTOR. The Distributor’s principal address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of each Fund’s dividends and distributions is explained in the Funds’ Prospectus under the heading “Dividends, Distributions and Taxes.” Each Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

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FINANCIAL STATEMENTS

The audited financial statements for the Funds’ most recent fiscal year ended February 28, 2023 are incorporated by reference to the Funds’ Annual Report to shareholders contained in the Funds’ Form N-CSR filed on May 5, 2023, which is incorporated by reference into this SAI.

Copies of the Funds’ Semi-Annual Report and Annual Report may be obtained free of charge by calling the Trust at (833) 999-2636 or by downloading a copy at https://www.EasterlyFunds.com/funds/. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S GLOBAL LONG-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

 Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

 Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

 A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

 Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

 Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

 B. Obligations rated B are considered speculative and are subject to high credit risk.

 Caa. Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

 Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

 C. Obligations C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P LONG TERM ISSUE CREDIT RATINGS

S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

A-1

-	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
-	The nature and provisions of the financial obligation, and the promise we impute; and
-	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

 AAA. Obligations rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

 AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken obligor’s capacity to meet its financial commitment on the obligation.

 BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed debt restructuring.

NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

A-2

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

DESCRIPTION OF S&P SHORT TERM ISSUE CREDIT RATINGS

Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed debt restructuring.

DESCRIPTION OF FITCH’S CREDIT RATING SCALES

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.

The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

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Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates. Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

DESCRIPTION OF FITCH’S LONG TERM RATINGS

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

 AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

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C: Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

DESCRIPTION OF FITCH’S SHORT TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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 DESCRIPTION OF MOODY’S RATINGS OF US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s use the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”. Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

 VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

 VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

DESCRIPTION OF S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

-	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
-	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

 SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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 SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

 Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

 Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

 Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Each Fund has delegated responsibility to Easterly to vote proxies in accordance with its Proxy Voting Policies and Procedures (which are attached hereto).

EASTERLY INVESTMENT PARTNERS LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Easterly Investment Partners LLC (“Easterly” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom Easterly provides discretionary investment management services and for whom Easterly has been granted the authority to vote proxies. Easterly's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Easterly will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. Easterly will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, Easterly's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, Easterly will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Easterly with a statement of proxy voting policy. In these situations, Easterly generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. ("BFS") has been retained by Easterly to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. Easterly will generally follow GL proxy voting recommendations unless Easterly believes it is in the best interest of Easterly’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – Easterly primarily invests client assets in United States issuers, however, from time to time Easterly may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on Easterly's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate Easterly's voting instructions.

While GL has been retained to provide assistance to Easterly in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at

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a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting. Easterly will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares.

Easterly believes this requirement could become a material impediment if in Easterly’s opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES

It is the policy of Easterly in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

Easterly will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Easterly’s policies (as set forth below) do not follow the GL guidelines in all respects, and Easterly may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of Easterly’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist Easterly in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company's proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will follow GL’s Policy and Analysis methodology and voting recommendation. Easterly has elected to use GL’s “management bias” proxy voting approach. A summary of GL's proxy voting guidelines employed by Easterly can be obtained from GL. Easterly at is discretion may vote differently than GL’s recommendation. Whenever this occurs, Easterly will document for our files explaining the reason Easterly is voting the shares accordingly. If GL does not have a recommendation, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to Managed Accounts.

If an issuer files additional information sufficiently in advance of the submission deadline of a proxy vote and such information would reasonably be expected to affect Easterly’s voting determination, Easterly will consider such information prior to exercising voting authority in order to demonstrate that it is voting in its client’s best interest.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by Easterly under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Easterly responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, Easterly may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of Easterly.

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CONFLICTS OF INTEREST

Easterly is sensitive to conflicts of interest that may arise in the proxy decision-making process.

Whenever a Portfolio Manager or Research Analyst recommends Easterly vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with Easterly;
➢	Proxy votes are solicited by an issuer that has a material business relationship with Easterly;
➢	A proponent of a proxy proposal has a business relationship with Easterly (e.g., a pension fund or an employee group for which Easterly manages money);
➢	Easterly has material business relationships with participants in proxy contests, corporate directors, or candidates; or
➢	An employee of Easterly may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of Easterly are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is Easterly’s policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations Easterly will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of Easterly requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of Easterly may have a relationship with an issuer or the proponent of a proposal, Easterly may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

Easterly shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of the COO and CCO. The Proxy Voting Committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Easterly’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Easterly’s Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, Easterly may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and, the nature of the conflict of interest. Such methods may include:

1.                   In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

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2.                   Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest, etc.*

Easterly Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once Easterly has determined that it has the responsibility for voting a client's proxies, Easterly must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that Easterly satisfies its proxy voting obligations:

1.	The Easterly Operations Department (the "Operations Department") is responsible for identifying the clients for whom Easterly is required to vote proxies.

2.	Easterly utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to Easterly. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.	The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why Easterly should not vote in agreement with GL’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.	If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.	The Easterly CCO shall review any instructions provided by the portfolio managers that differ from GL to ensure that such instructions comply with Easterly' proxy voting guidelines.

6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which Easterly voted such clients' proxies.

8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that Easterly’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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PUBLIC PROXY POLICY STATEMENT

The following is Easterly’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, Easterly has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the clients, as determined by Easterly in its discretion. Easterly believes this will alleviate potential conflicts of interests that may exist between Easterly and the client with respect to proxy voting.

Generally, Easterly will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. If Easterly determines that it may have, or is perceived to have, a conflict of interest when voting proxies, Easterly will vote in accordance with the Policies. Easterly may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if Easterly believes that such vote would be in the best interest of Easterly’s clients. If such action is undertaken by Easterly, it will usually vote with management’s recommendation. If GL does not have a recommendation, or if Easterly is unable to obtain a voting recommendation from GL for any reason, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. If management or GL has no recommendation, Easterly may vote the client’s shares where Easterly believes would best reflect management’s ability to enhance shareholder value. This may result in Easterly voting what may be perceived in management’s favor. In limited circumstances and for non-United States proxy issuers, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy, applicable proxy voting share-blocking requirements, disclosure of the client’s non-public information, and the anticipated benefit, potential costs or lost trading opportunity to the clients.

Easterly shall maintain required records relating to votes cast, client requests for information and Easterly’s proxy voting policies and procedures in accordance with applicable law.

A copy of Easterly voting policies and the proxy voting records relating to a client may be obtained by the client by contacting Easterly at 138 Conant Street, Beverly, MA 01915.

Any questions regarding our policy statement should be directed to the Compliance Department.

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PART C

OTHER INFORMATION

Item 28. EXHIBITS

(a)(1)	Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(2)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(3)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(b)	Bylaws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement filed on October 23, 2020.

(c)	Agreement and Declaration of Trust: Articles II, VI, VII, VIII, and IX; and Bylaws: Articles IV, V, and VI define the rights of security holders.

(d)(1)	Investment Advisory Agreements by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund, and Easterly Funds LLC (formerly known as James Alpha Advisors, LLC) is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(d)(2)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund, and Easterly Funds LLC is filed herewith.

(d)(3)	Amended and Restated Investment Sub-Advisory Agreement by and between Easterly Funds LLC and Orange Investment Advisors, LLC for Easterly Income Opportunities Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(4)	Investment Sub-Advisory Agreement by and between Easterly Funds LLC and Ranger Global Real Estate Advisors, LLC for Easterly Global Real Estate Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(5)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(6)	Amended and Restated Investment Sub-Advisory Agreement by and between Easterly Funds LLC and EAB Investment Group, LLC for Easterly Hedged Equity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(7)	Reserved.
(d)(8)	Reserved.

(d)(9)	Reserved.
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d)(10)	Investment Management Agreements by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(e)(1)	Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(e)(2)	Amendment No. 1 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(f)	Not applicable.

(g)	Custodian Agreement by and between the Registrant and the Custodian is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(h)(1)	Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(h)(2)	Amendment No. 1 to the Administration Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(h)(3)	Amendment No. 2 to the Administration Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(h)(4)	Form of Derivatives Risk Management Program Support Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(i)(1)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on January 26, 2021.

(i)(2)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on September 13, 2021.

(j)	Consent of independent registered public accounting firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Distribution and Shareholder Services Plan regarding Class A shares is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(m)(2)	Amended Distribution and Shareholder Services Plan regarding Class C shares is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

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(m)(3)	Distribution and Shareholder Services Plan regarding Class A shares with respect to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(m)(4)	Distribution and Shareholder Services Plan regarding Class C shares with respect to the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund is incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(n)(1)	Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(n)(2)	Exhibit A to Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(2)	Code of Ethics for Easterly Funds LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(3)	Code of Ethics for the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(4)	Code of Ethics for Orange Investment Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(5)	Code of Ethics for Ranger Global Real Estate Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(6)	Code of Ethics for EAB Investment Group, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(7)	Code of Ethics for Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on September 10, 2021.

(q)	Powers of Attorney are incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)(1)	Power of Attorney for A. Clayton Spencer is incorporated by reference to the Registrant’s Registration Statement filed on March 30, 2023.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

Item 30. INDEMNIFICATION.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted

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to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Easterly Funds LLC, No. 801-106805, the Form ADV of Easterly Investment Partners LLC, No. 801-114563, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, the Form ADV of Ranger Global Real Estate Advisors, LLC, File No. 801-108081, and the Form ADV of Orange Investment Advisers, LLC, File No. 801-111976 filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Hussman Investment Trust, Schwartz Investment Trust, Williamsburg Investment Trust, The Investment House Funds, F/m Funds Trust, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, AlphaMark Investment Trust, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, The Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capital Series Trust, Unified Series Trust, Valued Advisers Trust, HC Capital Trust, Waycross Independent Trust, Volumetric Fund, MSS Series Trust, VELA Funds, Connors Funds, Cantor Select Portfolios Trust, James Advantage Funds, Rocky Mountain Opportunity Trust, Rocky Mountain Opportunity Trust, Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Sustainable Infrastructure Fund, and Flat Rock Enhanced Income Fund, and Peak Income Plus Fund.

(b)       The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer, FINOP & Anti-Money Laundering Officer	None
Melvin Van Cleave	Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)       Not applicable.

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Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its functions as Registrant’s fund accountant and transfer agent).

Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its administration function and Registrant’s Minutes).

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records as distributor).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian).

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following Funds by their respective Advisers:

Easterly Global Real Estate Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
Ranger Global Real Estate Advisors, LLC 405 Lexington Ave, Suite 3401 New York, NY 10174
Easterly Hedged Equity Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
EAB Investment Group, LLC 103 Carnegie Center, Suite 300 Princeton, New Jersey 08540
Easterly Income Opportunities Fund	Easterly Funds LLC 515 Madison Avenue, 24th Fl. New York, New York 10022
Orange Investment Advisers, LLC 243 W. Park Avenue, Suite 201 Winter Park, Florida 32789
Easterly Snow Small Cap Value Fund Easterly Snow Long/Short Opportunity Fund	Easterly Investment Partners LLC 138 Conant Street Beverly, MA 01915

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Cambridge, and State of Massachusetts, on the 28th day of June, 2023.

JAMES ALPHA FUNDS TRUST

By: /s/ Darrell Crate*

Name: Darrell Crate

Title: President and Chairperson

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Darrell Crate* Darrell Crate	President, Trustee and Chairperson of the Board (principal executive officer)	June 28, 2023
/s/ Michael J. Montague* Michael J. Montague	Treasurer (principal financial officer)	June 28, 2023
/s/ Neil Medugno* Neil Medugno	Trustee	June 28, 2023
/s/ A. Clayton Spencer* Clayton Spencer	Trustee	June 28, 2023

* By:

/s/ Timothy Burdick

Timothy Burdick, Attorney-in-Fact

Pursuant to Power of Attorney

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EXHIBIT INDEX

(d)(2)	Operating Expense Limitation Agreement
(j)	Consent of independent registered public accounting firm

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